1 Exhibit 10.1 THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT This THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of June 15, 2022, by and among OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 115 South Union Street, Suite 300, Alexandria, Virginia 22314 (“Oxford”), as collateral agent (in such capacity, “Collateral Agent”), the Lenders listed on Schedule 1.1 of the Loan Agreement (as defined below) or otherwise a party thereto from time to time including Oxford in its capacity as a Lender (each a “Lender” and collectively, the “Lenders”), and INSPIRE MEDICAL SYSTEMS, INC., a Delaware corporation, with offices located at 5500 Wayzata Boulevard, Suite 1600, Minneapolis, MN 55416 (“Borrower”). RECITALS A. Collateral Agent, Lenders and Borrower have entered into that certain Loan and Security Agreement dated as of August 7, 2015, which Loan and Security Agreement was amended by a First Amendment to Loan and Security Agreement dated as of February 24, 2017 and a Second Amendment to Loan and Security Agreement dated as of March 27, 2019 (as further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). B. Lenders have extended credit to Borrower for the purposes permitted in the Loan Agreement. C. Borrower has requested that Collateral Agent and Lenders make certain revisions to the Loan Agreement as more fully set forth herein. D. Collateral Agent and Lenders have agreed to amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below. AGREEMENT NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows: 1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement. 2. Amendments to Loan Agreement. 2.1 Section 6.6 (Operating Account.) Section 6.6(a) of the Loan Agreement is amended and restated as follows: (a) Maintain all of Borrower’s and its Subsidiaries’ Collateral Accounts in accounts which are subject to a Control Agreement in favor of Collateral Agent, subject to Section 6.6(b), provided, however, that Borrower may maintain the SVB London Account and Borrower and GMBH may maintain any other foreign Deposit Account disclosed to Collateral Agent and Lenders in writing so long as the aggregate value in all such accounts do not exceed Ten Million Dollars ($10,000,000.00) in the aggregate at any time (the “Permitted Foreign Accounts”). 2.2 Section 6.12 (Creation/Acquisition of Subsidiaries.) Section 6.12 of the Loan

2 Agreement is amended and restated as follows: 6.12 Creation/Acquisition of Subsidiaries. In the event Borrower, or any of its Subsidiaries creates or acquires any Subsidiary, Borrower shall provide prior written notice to Collateral Agent and each Lender of the creation or acquisition of such new Subsidiary and take all such action as may be reasonably required by Collateral Agent or any Lender to cause each such Subsidiary (other than GMBH) to become a co-Borrower hereunder or to guarantee the Obligations of Borrower under the Loan Documents and, in each case, grant a continuing pledge and security interest in and to the assets of such Subsidiary (substantially as described on Exhibit A hereto); and Borrower (or its Subsidiary, as applicable) shall grant and pledge to Collateral Agent, for the ratable benefit of the Lenders, a perfected security interest in the stock, units or other evidence of ownership of each such newly created Subsidiary; provided, however, that such requirements shall not apply to GMBH. 2.3 Section 7.12 (GMBH). The following Section 7.12 is hereby added to the Loan Agreement: 7.12 GMBH. GMBH shall not hold or own any Intellectual Property or licenses to any Intellectual Property, nor any other assets other than cash not exceeding an aggregate amount of $7,000,000 at any given time. Furthermore, in each fiscal year the aggregate net income received by GMBH in excess of €2,000,000 must promptly be Transferred by GMBH to Borrower. 2.4 Section 10 (NOTICES). Section 10 of the Loan Agreement is amended and restated as follows: 10. NOTICES All notices, consents, requests, approvals, demands, or other communication (collectively, “Communication”) by any party to this Agreement or any other Loan Document must be in writing and shall be deemed to have been validly served, given, or delivered: (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the U.S. mail, first class, registered or certified mail return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by facsimile transmission; (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid; or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address, facsimile number, or email address indicated below. Any of Collateral Agent, Lender or Borrower may change its mailing address or facsimile number by giving the other party written notice thereof in accordance with the terms of this Section 10. If to Borrower: INSPIRE MEDICAL SYSTEMS, INC. 5500 Wayzata Boulevard, Suite 1600 Minneapolis, MN 55416 Attn: Tim Herbert Fax: (763) 537-4310 Email: timherbert@inspiresleep.com with a copy (which shall not constitute notice) to: INSPIRE MEDICAL SYSTEMS, INC. 5500 Wayzata Boulevard, Suite 1600 Minneapolis, MN 55416 Attn: Bryan K. Phillips Fax: (763) 537-4310 Email: bryanphillips@inspiresleep.com

3 If to Collateral Agent: OXFORD FINANCE LLC 115 South Union Street Suite 300 Alexandria, Virginia 22314 Attention: Legal Department Fax: (703) 519-5225 Email: LegalDepartment@oxfordfinance.com with a copy (which shall not constitute notice) to: Greenberg Traurig, LLP One International Place Boston, MA 02110 Attn: Jonathan Bell, Esq. Fax: (617) 310-6001 Email: bellj@gtlaw.com 2.5 Section 13.1 (Definitions). The following defined term is added to Section 13.1 of the Loan Agreement in alphabetical order: “GMBH” is Inspire Medical Systems Europe GmbH, a Gesellschaft mit beschränkter Haftung/limited liability company organized in the Federal Republic of Germany, a wholly owned Subsidiary of Borrower. 2.6 Section 13.1 (Definitions). The defined term “Permitted Investments” is amended by removing “and” at the end of clause (g) thereof, replacing “.” at the end of clause (h) thereof with “; and” and adding the following clause (i) thereto: (i) Investments in GMBH, not exceeding $5,000,000 in any given fiscal quarter. 3. Limitation of Amendment. 3.1 The amendments set forth in Section 2 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any other Loan Document, or (b) otherwise prejudice any right or remedy which Collateral Agent or any Lender may now have or may have in the future under or in connection with any Loan Document. 3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect. 4. Representations and Warranties. To induce Collateral Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and Lenders as follows: 4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true, accurate and correct in all material respects as of such date), and (b) no Event of Default has occurred and is continuing;

4 4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment; 4.3 The organizational documents of Borrower delivered to Collateral Agent and Lenders on the Effective Date, or subsequent thereto, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect; 4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized; 4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a), any material Requirement of Law applicable to Borrower, (b) any material agreement by which Borrower is bound, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower; 4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any action by, filing, registration, or qualification with, or Governmental Approval from, any Governmental Authority (except such Governmental Approvals which have already been obtained and are in full force and effect); and 4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights. 5. Release. The Borrower hereby remises, releases, acquits, satisfies and forever discharges the Lenders and Collateral Agent, their agents, employees, officers, directors, predecessors, attorneys and all others acting or purporting to act on behalf of or at the direction of the Lenders and Collateral Agent (“Releasees”), of and from any and all manner of actions, causes of action, suit, debts, accounts, covenants, contracts, controversies, agreements, variances, damages, judgments, claims and demands whatsoever, in law or in equity, which any of such parties ever had, now has or, to the extent arising from or in connection with any act, omission or state of facts taken or existing on or prior to the date hereof, may have after the date hereof against the Releasees, for, upon or by reason of any matter, cause or thing whatsoever relating to or arising out of the Loan Agreement or the other Loan Documents on or prior to the date hereof and through the date hereof. Without limiting the generality of the foregoing, the Borrower waives and affirmatively agrees not to allege or otherwise pursue any defenses, affirmative defenses, counterclaims, claims, causes of action, setoffs or other rights they do, shall or may have as of the date hereof, including the rights to contest: (a) the right of Collateral Agent and each Lender to exercise its rights and remedies described in the Loan Documents; (b) any provision of this Amendment or the Loan Documents; or (c) any conduct of the Lenders or other Releasees relating to or arising out of the Loan Agreement or the other Loan Documents on or prior to the date hereof. 6. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. 7. Effectiveness. This Amendment shall be deemed effective upon the due execution and delivery to Collateral Agent of this Amendment, executed by Borrower, Collateral Agent and each Lender and Borrower’s payment of all Lenders’ Expenses incurred through the date of this Amendment. [Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above. BORROWER: INSPIRE MEDICAL SYSTEMS, INC. By /s/ Richard Buchholz Name: Richard Buchholz Title: Chief Financial Officer COLLATERAL AGENT AND LENDER: OXFORD FINANCE LLC By /s/ Colette H. Featherly Name: Colette H. Featherly Title: Senior Vice President